                                                                   Exhibit 23(b)

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8, of our report dated April 24, 1998 on the financial statements of SunTech Processing Systems, LLC, included in the Form 8-K Amendment No. 1 filed by Transaction Network Services, Inc. with the Securities and Exchange Commission.

                                      /s/ Cheshier & Fuller, LLP
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                                          Cheshier & Fuller, LLP

Dallas, Texas
November 12, 1998




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